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                                                                  Exhibit 10.298

                             ASSIGNMENT OF CONTRACT

     For and in consideration of the payment of the sum of Ten Dollars and other good and valuable consideration, Inland Real Estate Acquisitions, Inc., an Illinois corporation ("Assignor"), does hereby sell, assign, transfer and set over to Inland Western Cranberry DST ("Assignee"), all of Assignor's right, title and interest in and to that certain Letter Agreement (the "Contract") dated April 27, 2004, as amended, by and between Cranberry Square Associates, L.P., as Seller, and Inland Real Estate Acquisitions, Inc. or its designee, as Purchaser, for the purchase of the Cranberry Square Shopping Center, Cranberry Township, Pennsylvania, as more fully described therein.

     This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     IN WITNESS WHEREOF, Assignor has caused this Assignment to be executed as of the 23rd day of June, 2004.

                                          INLAND REAL ESTATE ACQUISITIONS, INC.


                                          By: /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                Its: President
                                                    ----------------------------


                                   ACCEPTANCE

     Inland Western Cranberry DST, as Assignee, hereby accepts the above and foregoing Assignment of Contract and agrees to assume all of the obligations and perform all of the duties of Assignor under the Contract.

Dated: June 23, 2004


                                          INLAND WESTERN CRANBERRY DST

                                          By: Inland Western Retail Real Estate
                                              Trust, Inc., its Signatory Trustee

                                          By: /s/ Valerie Medina
                                             -----------------------------------
                                                Its: Assistant Secretary
                                                    ----------------------------